The Company and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
The Company and Summary of Significant Accounting Policies [Abstract]
The Company and Summary of Significant Accounting Policies
Note 1
The Company and Summary of Significant Accounting Policies:

The Company:

Background
PhotoMedex, Inc. (and its subsidiaries) (the “Company”) is a Global Skin Health Solutions™ company that provides disease management and aesthetic solutions through innovative laser systems, light-based devices and science-based skincare products. Through its relationships with dermatologists and plastic surgeons, the Company's products address multiple skin diseases and skin condition including psoriasis, vitiligo, acne and sun damage. The Company's experience in addressing these diseases and conditions in the physician market has allowed it to expand its products and services to provide skin health solutions to certain non-physician markets.

The Company's current strategic focus is built upon four key components – leveraging its sales force through training focused on superior skin health expertise and incremental product offerings, expanded international capabilities, the development of alternate channels for its varied product lines and a renewed commitment to innovation of its technologies.

The Company concentrates its strategic efforts primarily in the physician market both domestically and internationally. Supporting those efforts management has initiated a renewed commitment to innovation, whereby the Company looks to maximize the application of its technologies and utilize the significant scientific resources available to it in each of its product areas. In the U.S. the Company markets and sells its products through a direct sales organization capable of addressing each product area with specific expertise. The Company's focus on enhanced training of the sales organization has created the ability to drive sales and to support its customer base with a leaner and more cost-effective sales force since the strategy change in 2009. And, finally the Company looks to leverage our experience and substantial product advancements in the physician market into non-physician based markets, or alternate channels, that may benefit from those technological advancements.

Based upon this strategic focus, effective January 1, 2010, management has updated the segments that the Company now currently operates. There are now four distinct business units, or segments (as described in Note 14): three in Dermatology – Physician Domestic, Physician International, and Other Channels; and one in Surgical,– Surgical Products. The segments are distinguished by the Company's management structure and the markets or customers served.

The Physician Domestic segment generates revenues by selling XTRAC treatments and lasers, skincare and LED products and Metvixia®, a Galderma Laboratories, L. P. drug, which the Company's sales representatives promote and sell to domestic physicians. Collaborations with Galderma ended in December 2010. The Physician International segment generates revenues by selling dermatology equipment and skincare and LED products to international physicians through distributors. The Other Channels segment generates revenues by selling skincare and LED products to indoor tanning and spa markets and on-line and television retail consumer markets for home use. The Surgical Products segment generates revenues by selling laser and non-laser products including disposables to hospitals and surgery centers both domestically and internationally.

The Company's Board of Directors approved a 1-for-6 reverse stock split of the Company's common stock, which became effective upon receiving stockholder approval on February 3, 2010. As a result of the reverse stock split, every six shares of common stock were combined and reclassified into one share of common stock and the total number of shares outstanding was reduced from approximately 13.5 million shares to approximately 2.2 million shares for all periods presented. With stockholder approval rendered on October 28, 2010, the Company changed its charter state of organization from Delaware to Nevada on December 30, 2010.

Liquidity

As of December 31, 2010, the Company had an accumulated deficit of $124,564,120. To date, the Company has dedicated most of its financial resources to research and development, sales and marketing, and general and administrative expenses.

Cash and cash equivalents as of December 31, 2010 were $3,523,948. The Company has historically financed its activities with cash from operations, the private placement of equity and debt securities and borrowings under lines of credit.

Based on its resources available at December 31, 2010, including the public offering of its securities described below, coupled with the substantial reduction in the use of cash in the last year, the Company believes that it can fund operations through and beyond the first quarter of 2012. However, given the uncertainty in the general economic conditions and its impact on the Company's industry, and in light of the Company's historical operating losses and negative cash flows, there is no assurance that the Company will not require additional funds in order to continue as a going concern beyond the first quarter of 2012.

Beginning in August 2009, the Company restructured its operations and redirected its efforts in a manner that management expects will continue to improve results of operations. As part of such redirected efforts, management continues comprehensive efforts to minimize the Company's operational costs and capital expenditures and continues to implement the strategies that were developed to increase ongoing revenue streams.

On October 22, 2009, the Company closed a private placement of its common shares with several accredited investors, which yielded gross proceeds of approximately $2.7 million and which improved the available cash. On November 10, 2009, the Company issued to an affiliate of one of the accredited investors participating in the October 22, 2009 private placement an additional 230,000 shares at a price of $0.65 per share, which yielded additional gross proceeds of $149,500 in the placement. Although this financing, together with the Company's other resources and arrangements with creditors, satisfied its immediate liquidity constraints at such time, the Company continued to explore additional opportunities to secure capital which might be used to continue to develop new business opportunities and be used to fund operations, if necessary.

On March 19, 2010, the Company entered into a Term Loan and Security Agreement with Clutterbuck Funds LLC (“Clutterbuck Funds”), a registered investment advisor located in Cleveland, Ohio. The Company received net proceeds of $2,373,000 in the transaction. The secured term note has a principal amount of $2.5 million (the “Term Note”), which accrues interest at a rate of 12% per annum. The Term Note requires the Company to make monthly payments of interest only. The principal matures on September 19, 2011 and may be prepaid without penalty at any time. The note is secured by XTRAC lasers that the Company has consigned to physician customers and that are not otherwise pledged to CIT Healthcare LLC and Life Sciences Capital LLC (collectively, “CIT”) pursuant to the outstanding term notes with such lenders. In connection with the issuance of the Term Note to Clutterbuck Funds, the Company issued Clutterbuck Funds a warrant to purchase 102,180 shares of the Company's common stock for an initial exercise price of $7.34. The warrant is exercisable at any time on or prior to the fifth anniversary of its issue date. Pursuant to the terms of the warrant, the exercise price is subject to a one-time downward adjustment if the Company makes certain issuances of its equity securities at a price per share less than $7.34 during the 36-month period following the issuance of the warrant. As a result of the public offering of our common stock on May 7, 2010, the exercise price of the warrant was reduced to $6.00 and the number of shares that could be obtained by exercise was increased to 125,000.

In order to consummate the bridge financing with Clutterbuck Funds, it was necessary to secure the consent of the holder of the Company's Convertible Notes (the “Investor”). See Note 11, Convertible Debt. As of March 19, 2010, the outstanding principal and accrued interest under the Convertible Notes was $19,546,676. In order to obtain the Investor's consent, the Company agreed to the following modifications to the Convertible Notes:

•
The Company combined the aggregate outstanding obligations under the Convertible Notes into two convertible notes. Each note matures on February 27, 2014 and is identical to the original form of convertible note except as noted below;

•
The larger note, the Series B-2 Note, has a principal amount of $16,746,270. This note remains subject to the same down-round anti-dilution adjustment to the conversion price which was in the unmodified notes. The interest rate of this note was increased from 8% to 10%. The incremental 2% increase in the interest rate may be paid in cash, or, pursuant to the vote of our stockholders at the Annual Meeting of Stockholders on October 28, 2010, may be paid in convertible PIK notes;

•
The smaller note, the Series B-1 Note, has a principal amount of $2,800,406. The conversion price of this note was reduced to $11.26 and the down-round anti-dilution adjustment to the conversion price was removed. The interest rate of this note was increased from 8% to 10%. The full amount of the accrued interest remains payable in cash or convertible PIK notes;

•
The collateral securing the Convertible Notes was expanded by adding a first-priority lien against all of the Company's assets other than the assets pledged with first-priority liens to CIT and to Clutterbuck Funds. When assets are released from the lien of CIT, such assets will become subject to the first-priority lien of Clutterbuck Funds and a second-priority lien of the Investor. Finally, when assets are released from the lien of Clutterbuck Funds, such assets will become subject to the first-priority lien of the Investor; and

•	Three of the Company's subsidiaries (ProCyte Corporation, Photo Therapeutics, Inc. and SLT Technology, Inc.) have guaranteed the Company's obligations under the modified Convertible Notes.

On May 7, 2010, the Company closed on a public offering of its common shares. The Company sold 534,000 shares of its common stock at an offering price of $6.00 per share. The sale resulted in net proceeds to the Company of approximately $2.4 million. The net proceeds will be used for general working capital purposes and potentially for pay-down of outstanding debt. The underwriters are also entitled to warrants to purchase, in aggregate, 25,000 shares of the Company's common stock at $7.50 per share.

As of December 31, 2010, the Convertible Debt was $20,426,276. The Company paid interest due on September 1, 2010 with additional convertible notes amounting to $728,884 (for the Series B-1 interest at 10% $126,018 and for the Series B-2 interest at 8% $602,866) and through an escrow of cash paid provisionally in lieu of an additional convertible note for the 2% incremental interest on the Series B-2 Convertible Note. Given that the stockholders approved the issuance of convertible notes for this incremental interest, the escrowed cash was returned to the Company on November 1, 2010 and a convertible note for $150,716 was issued to the Investor, effective September 1, 2010.

On March 28, 2011, Clutterbuck Funds agreed to extend the maturity date of its loan with the Company, of which the principal of $2.5 million was to be paid at maturity. Previously, the loan matured on September 19, 2011; it will now mature on December 1, 2012. Starting in August 2011, we will begin monthly installments of principal such that the final payment at maturity will be $75,000. To induce the modifications to the terms of its loan, we have issued to Clutterbuck Funds a second warrant which has been modeled after the first warrant issued on March 19, 2010 but which will be to purchase 109,650 shares of our common stock at an exercise price of $5.70 per share. The collateral securing the first-position security interest of Clutterbuck Funds and the second-position security interest of the holder of our convertible notes will remain in place.

Summary of Significant Accounting Policies:

Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated. The former subsidiaries of Photo Therapeutics Group Ltd. have been included in the financial statements from February 27, 2009, the closing date of the acquisition.

Use of Estimates
The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates and be based on events different from those assumptions. Future events and their effects cannot be predicted with certainty; estimating, therefore, requires the exercise of judgment. Thus, accounting estimates change as new events or changes in prevailing economic conditions occur, as more experience is acquired, or as additional information is obtained.

Fair Value Measurements

The Company measures fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions there exists a three-tier fair-value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date.

•	Level 2 - inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data.

•	Level 3 - unobservable inputs for the asset or liability only used when there is little, if any, market activity for the asset or liability at the measurement date.

This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value.

The Company's recurring fair value measurements at December 31, 2010 and December 31, 2009 are as follows:

	Fair Value as of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Derivative financial instruments (Note 12)	$938,623	$-	$-	$938,623

	Fair Value as of December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Derivative financial instruments (Note 12)	$741,525	$-	$-	$741,525

The fair value of cash and cash equivalents is based on its demand value, which is equal to its carrying value. The fair values of notes payable and long-term debt are based on borrowing rates that are available to the Company for loans with similar terms, collateral and maturity. The estimated fair values of notes payable and long-term debt approximate the carrying values. Additionally, the carrying value of all other monetary assets and liabilities is estimated to be equal to their fair value due to the short-term nature of these instruments. The carrying amount of derivative instruments is marked to fair value. See Note 12, Warrants, for additional discussion.

Derivative Financial Instruments
The Company recognizes all derivative financial instruments as assets or liabilities in the financial statements and measures them at fair value with changes in fair value reflected as current period income or loss unless the derivatives qualify as hedges. As a result, certain warrants are now accounted for as derivatives. See Note 12, Warrants, for additional discussion.

Cash and Cash Equivalents and Restricted Cash
The Company invests its excess cash in highly liquid short-term investments. The Company considers short-term investments that are purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consisted of cash and money market accounts at December 31, 2010 and 2009. Cash that is pledged to secure obligations is disclosed separately as restricted cash. The Company maintains its cash and cash equivalents in accounts in one bank, the balances of which at times may exceed federally insured limits. Deposits at the institution are insured by the Federal Deposit Insurance Corporation up to $250,000 through December 31, 2010. As of December 31, 2010, the Company had uninsured cash balances of approximately $2,982,000 on deposit with the bank. The bank is participating in the FDIC's Transaction Account Guarantee Program, whereby all non-interest bearing checking accounts (including accounts with interest rates less than 0.50%) were fully guaranteed by the FDIC for the entire amount through December 31, 2010.

Accounts Receivable
The majority of the Company's accounts receivables are due from distributors (domestic and international), hospitals, universities and physicians and other entities in the medical field. Credit is extended based on evaluation of a customer's financial condition and, generally, collateral is not required. Accounts receivable are most often due within 30 to 90 days and are stated at amounts due from customers net of an allowance for doubtful accounts. Accounts outstanding longer than the contractual payment terms are considered past due. The Company determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, the Company's previous loss history, the customer's current ability to pay its obligation to the Company, and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company does not recognize interest accruing on accounts receivable past due.

Inventories
Inventories are stated at the lower of cost (first-in, first-out basis) or market. Cost is determined to be purchased cost for raw materials and the production cost (materials, labor and indirect manufacturing cost) for work-in-process and finished goods. Throughout the laser manufacturing process, the related production costs are recorded within inventory. Work-in-process is immaterial, given the typically short manufacturing cycle, and therefore is disclosed in conjunction with raw materials.

The Company's skin disorder treatment equipment will either (i) be placed in a physician's office and remain the property of the Company or (ii) be sold to distributors or physicians directly. The cost to build a laser, whether for sale or for placement, is accumulated in inventory. When a laser is placed in a physician's office, the cost is transferred from inventory to “lasers-in-service” within property and equipment. At times, units are shipped to distributors, but revenue is not recognized until all of the Criteria (as defined below under Revenue Recognition) for revenue recognition have been met, and until that time, the unit is carried on the books of the Company as inventory. Revenue is not recognized from these distributors until payment is either assured or paid in full. Until this time, the cost of these shipments continues to be recorded as finished goods inventory.

Reserves for slow moving and obsolete inventories are provided based on historical experience and product demand. Management evaluates the adequacy of these reserves periodically based on forecasted sales and market trend.

Property, Equipment and Depreciation
Property and equipment are recorded at cost. Excimer lasers-in-service were depreciated on a straight-line basis over the estimated useful life of five years. For other property and equipment, depreciation is calculated on a straight-line basis over the estimated useful lives of the assets, primarily three to seven years for computer hardware and software, furniture and fixtures, automobiles, and machinery and equipment. Leasehold improvements are amortized over the lesser of the useful lives or lease terms. Expenditures for major renewals and betterments to property and equipment are capitalized, while expenditures for maintenance and repairs are charged to operations as incurred. Upon retirement or disposition, the applicable property amounts are deducted from the accounts and any gain or loss is recorded in the consolidated statements of operations. Useful lives are determined based upon an estimate of either physical or economic obsolescence or both.

Laser units and laser accessories located at medical facilities for sales evaluation and demonstration purposes or those units/accessories used for development and medical training are included in property and equipment under the caption “machinery and equipment”. These units and accessories are being depreciated over a period of up to five years.

Management evaluates the realizability of property and equipment based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to the net realizable value. As of December 31, 2010, no such write-down was required (see Impairment of Long-Lived Assets below).

Patent Costs and Licensed Technologies
Costs incurred to obtain or defend patents and licensed technologies are capitalized and amortized over the shorter of the remaining estimated useful lives or eight to 12 years. Developed technology was also recorded in connection with the acquisition of ProCyte in March 2005 and is being amortized on a straight-line basis over seven years.

Significant patent costs were recorded in connection with the acquisition of Photo Therapeutics in February 2009 and are being amortized on a straight-line basis over ten years. Other licenses, including the Stern and Mount Sinai licenses, are capitalized and amortized over the estimated useful lives of 10 years. (See Note 5, Patent and Licensed Technologies).

Management evaluates the recoverability of intangible assets based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to fair value. As of December 31, 2010, no such write-down was required. (See Impairment of Long-Lived Assets and Intangibles).

Other Intangible Assets
Other intangible assets were recorded in connection with the acquisition of ProCyte in March 2005. With the exception of the Neutrogena intangible, which has been written down to zero, the assets are being amortized on a straight-line basis over 5 to 10 years. In addition, other intangible assets were recorded in connection with the acquisition of Photo Therapeutics in February 2009. These assets are being amortized on a straight-line basis over 10 years. (See Note 2, Acquisition).

Management evaluates the recoverability of such other intangible assets based on estimates of undiscounted future cash flows over the remaining useful life of the asset. If the amount of such estimated undiscounted future cash flows is less than the net book value of the asset, the asset is written down to fair value. As of December 31, 2010 no such write-down was required. (See Impairment of Long-Lived Assets and Intangibles).

Goodwill
Goodwill consists of the excess of cost over the fair value of net assets of businesses acquired. Management evaluates the recoverability of such goodwill by testing for impairment, at least annually. The first step of the impairment test requires that the Company assess the fair value of each reporting unit, and compare the fair value to the reporting unit's carrying amount. To the extent the carrying amount of a reporting unit exceeds its fair value, an indication exists that the reporting unit's goodwill may be impaired and the Company must perform a second, more detailed assessment. The second step in an assessment involves allocating the reporting unit's fair value to all of its recognized and unrecognized assets and liabilities in order to determine the implied fair value of the reporting unit's goodwill as of the assessment date. The implied fair value of the reporting unit's goodwill is then compared to the carrying amount of goodwill to quantify an impairment charge as of the assessment date. There has been no impairment of goodwill recorded through December 31, 2010.

Foreign currency translation
Assets and liabilities of foreign subsidiaries, whose functional currencies are the local currency, are translated from their respective functional currencies to U.S. dollars at the balance sheet date exchange rates. Income and expense items are translated at the average rates of exchange prevailing during the year. Foreign exchange gains and losses resulting from translation of account balances are included in income or loss in the year in which they occur. The adjustment resulting from translating the financial statements of such foreign subsidiaries into U.S. dollars is reflected as a separate component of stockholders' equity.

Accrued Warranty Costs
The Company offers a warranty on product sales generally for a one to two-year period. In the case of domestic sales of XTRAC lasers, however, the Company has offered longer warranty periods, ranging from three to four years, in order to meet competition or meet customer demands. The Company provides for the estimated future warranty claims on the date the product is sold. Total accrued warranty is included in other accrued liabilities on the balance sheet. The activity in the warranty accrual during the years ended December 31, 2010 and 2009 is summarized as follows:

	December 31,
	2010	2009
Accrual at beginning of year	$773,628	$442,527
Additions due to PTL acquisition	-	227,334
Additions charged to warranty expense	703,512	369,081
Expiring warranties	(204,739)	(53,149)
Claims satisfied	(271,165)	(212,165)
Accrual at end of year	$1,001,236	$773,628

Revenue Recognition
The Company has two distribution channels for its phototherapy treatment equipment. The Company either (i) sells its lasers through a distributor or directly to a physician or (ii) places its lasers in a physician's office (at no charge to the physician) and generally charges the physician a fee for an agreed upon number of treatments. In some cases, the Company and the customer stipulate to a quarterly or other periodic target of procedures to be performed, and accordingly revenue is recognized ratably over the period. When the Company sells an XTRAC laser to a distributor or directly to a foreign or domestic physician, revenue is recognized when the following four criteria have been met: (i) the product has been shipped and the Company has no significant remaining obligations; (ii) persuasive evidence of an arrangement exists; (iii) the price to the buyer is fixed or determinable; and (iv) collection is probable (the “Criteria”). At times, units are shipped, but revenue is not recognized, until all of the Criteria have been met and, until that time, the unit is carried on the books of the Company as inventory.

The Company ships most of its products FOB shipping point, although from time to time certain customers, for example governmental customers, will insist upon FOB destination. Among the factors the Company takes into account when determining the proper time at which to recognize revenue are when title to the goods transfers and when the risk of loss transfers. Shipments to distributors or physicians that do not fully satisfy the collection criterion are recognized when invoiced amounts are fully paid or fully assured.

Under the terms of the Company's distributor agreements, distributors do not have a unilateral right to return any unit that they have purchased. However, the Company does allow products to be returned by its distributors for product defects or other claims.

When the Company places a laser in a physician's office, it generally recognizes service revenue based on the number of patient treatments performed, or purchased under a periodic commitment, by the physician. Treatments to be performed through random laser-access codes that are sold to physicians free of a periodic commitment, but not yet used, are deferred and recognized as a liability until the physician performs the treatment. Unused treatments remain an obligation of the Company because the treatments can only be performed on Company-owned equipment. Once the treatments are delivered to a patient, this obligation has been satisfied.

The Company defers substantially all sales of treatment codes ordered by and delivered to its customers within the last two weeks of the period in determining the amount of procedures performed by its physician-customers. Management believes this approach closely approximates the actual amount of unused treatments that existed at the end of a period. As of December 31, 2010 and 2009, the Company deferred $229,099 and $303,868, respectively, under this approach. The Company generates revenues from its Skin Care business primarily through product sales for skin health, hair care and wound care. The Company recognizes revenues on its products and copper peptide compound when they are shipped, net of returns and allowances. The Company ships the products FOB shipping point.

The Company generates revenues from its Photo Therapeutics business primarily from two channels. The first is through product sales of LEDs and skincare products. The second is through milestone payments and potential royalty payments from a licensing agreement. The Company recognizes revenues from the product sales, including sales to distributors and other customers, when the Criteria have been met. The Company recognizes the milestone payments when the milestones have been achieved and potential royalty revenues as they are earned from the licensee.

The Company generates revenues from its Surgical Products business primarily from product sales of laser systems, related maintenance service agreements, recurring laser delivery systems and laser accessories. Domestic sales generally are direct to the end-user, though the Company has some sales to or through a small number of domestic distributors; foreign sales are to distributors. The Company recognizes revenues from surgical laser and other product sales, including sales to distributors and other customers, when the Criteria have been met.

Revenue from maintenance service agreements is deferred and recognized on a straight-line basis over the term of the agreements. Revenue from billable services, including repair activity, is recognized when the service is provided.

Product Development Costs
Costs of research, new product development and product redesign are charged to expense as incurred.

Income Taxes
The Company accounts for income taxes in accordance with FASB ASC 740, Income Taxes (“ASC Topic 740”). ASC Topic 740 prescribes that the use of the liability method be used for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using enacted tax rates and laws that are expected to be in effect when the differences reverse. Any resulting net deferred tax assets are evaluated for recoverability and, accordingly, a valuation allowance is provided when it is more likely than not that all or some portion of the deferred tax asset will not be realized.

Net Loss Per Share
The Company computes net loss per share by dividing net loss available to common stockholders by the weighted average of common shares outstanding for the period. Diluted net loss per share reflects the potential dilution from the conversion or exercise into common stock of securities such as stock options and warrants.

In these consolidated financial statements, diluted net loss per share from continuing operations is the same as basic net loss per share. Thus, no additional shares for the potential dilution from the conversion of the Convertible Notes, or from exercise of warrants related to the Convertible Notes or from other warrants or from the exercise of options into common stock are treated as outstanding in the calculation of diluted net loss per share, since the result would be anti-dilutive. Common stock options and warrants of 593,984; 482,142 and 224,854 as of December 31, 2010, 2009 and 2008, respectively, were excluded from the calculation of fully diluted earnings per share from continuing operations since their inclusion would have been anti-dilutive. Share amounts shown on the consolidated balance sheets and share amounts and basic and diluted net loss per share amounts shown on the consolidated statements of operations have been adjusted to reflect the reverse stock split of 1-for-6 effective February 3, 2010, excluding the rounding up of fractional shares. Share amounts shown on the consolidated balance sheet as of December 31, 2008 have also been adjusted to reflect the reverse stock split of 1-for-7 effective January 26, 2009, excluding the rounding up of fractional shares. For the years ended December 31, 2008, there was income from discontinued operations, but basic net income per share and diluted net income per share from discontinued operations for these periods were immaterial.

Comprehensive Income (Loss)
Comprehensive income (loss) is a more inclusive financial reporting method that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss). Comprehensive income (loss) is defined as net income and other changes in shareholders' investment from transactions and events other than with shareholders. Total comprehensive income (loss) is as follows:

	Year Ended December 31,
	2010	2009	2008
Net loss	$(8,723,189)	$(10,520,775)	$(11,290,907)
Change in cumulative translation adjustment	107,669	101,235	-
Comprehensive loss	$(8,615,520)	$(10,419,540)	$(11,290,907)

Impairment of Long-Lived Assets and Intangibles
Long-lived assets, such as property and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the fair value of the asset. If the carrying amount of an asset exceeds the fair value, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of are separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as discontinued operations are presented separately in the appropriate asset and liability sections of the balance sheet. As of December 31, 2010, no such impairment exists.

Share-Based Compensation
The Company accounts for stock-based compensation in accordance with ASC Topic 718, share- based payment. Under the fair value recognition provision, of this statement, share-based compensations cost is measured at the grant date based on the fair value of the award and is recognized as expense over the applicable vesting period of the stock award using the straight-line method.

Supplemental Cash Flow Information
During the year ended December 31, 2010, the Company paid interest payable on the convertible notes with an issuance of additional convertible debt amounting to $826,676.  The Company also issued a warrant to purchase 125,000 shares of common stock related to the Term Note held by Clutterbuck Funds and which is valued at $769,754, and which offsets the carrying value of the Term Note. The Company financed certain insurance policies during the period through notes payable for $401,168.

During the year ended December 31, 2009, the Company issued warrants to an investor that manages an investment fund (the “Investor”) in conjunction with a private placement of convertible debt which funded the Company's purchase of the PTL business. These warrants were initially valued at $1,550,311, are carried as a liability and result in a discount from the face of the convertible debt. The Company paid the first installment of interest payable on the convertible debt with an issuance of an additional convertible note in the amount of $720,000. The Company financed certain insurance policies during the period through notes payable for $485,860.

During the year ended December 31, 2008, the Company financed certain insurance policies through notes payable for $635,243 and issued warrants to a term-note credit facility which are valued at $44,366, and which offset the carrying value of debt.

For the years ended December 31, 2010, 2009 and 2008, the Company paid interest of $534,177, $675,389 and $990,420, respectively. Income taxes paid in the years ended December 31, 2009, 2008 and 2007 were immaterial.

Accounting Standards Update
In January 2010, the FASB issued an update to ASC 820-10, Measuring Liabilities at Fair Values (“ASC Topic 820-10”). The update to ASC Topic 820-10 requires disclosure of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers, and a gross presentation of activity within the Level 3 rollforward, presenting separately information about purchases, sales issuances and settlements. The update to ASC Topic 820-10was adopted by the Company in 2010, except for the gross presentation of the Level 3 rollforward which will be adopted by the Company in fiscal year 2011. The Company is currently evaluating the impact of the update to ASC Topic 820-10, but does not expect the adoption to have a material impact on its financial position, results of operations, and cash flows.

In June 2009, the FASB issued FASB ASC 105, Generally Accepted Accounting Principles ("ASC Topic 105"), In October 2009, the FASB issued ASU 2009-13 which supersedes certain guidance in ASC 605-25, "Revenue Recognition - Multiple Element Arrangements." This topic amends current guidance for the allocation of arrangement consideration at the inception of an arrangement to all of its deliverables, to allow an entity to use relative selling prices when vendor-specific objective evidence of fair value or third party evidence does not exist. This topic is effective for annual reporting periods beginning after June 15, 2010. The Company is currently evaluating the impact that this topic will have on its consolidated financial statements.